                        METROPOLITAN SERIES FUND, INC.
                               DECEMBER 12, 2003

                       FI INTERNATIONAL STOCK PORTFOLIO
               (FORMERLY, PUTNAM INTERNATIONAL STOCK PORTFOLIO)

            IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective February 10, 2004, the FI International Stock Portfolio (the "Portfolio") will no longer be required to invest 80% of its assets in stocks of companies outside the United States. After February 10, 2004, the Portfolio will normally invest at least 80% of its assets in stocks. Although the Portfolio will normally invest primarily in non-U.S. securities, it will not be required to invest 80% of its assets in stocks of companies outside the United States.

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                        METROPOLITAN SERIES FUND, INC.

                      SUPPLEMENT DATED DECEMBER 12, 2003
                        TO PROSPECTUS DATED MAY 1, 2003

The following information supplements the Metropolitan Series Fund, Inc. (the "Fund") prospectus dated May 1, 2003 (the "Prospectus"). You should keep this supplement to the Prospectus for future reference.

Effective December 16, 2003, Fidelity Management & Research Company ("FMR") will replace Putnam Investment Management, LLC as subadviser to the Putnam International Stock Portfolio (the "Portfolio"). As of the same date, the name of the Portfolio will change to FI International Stock Portfolio. All references to the former name of the Portfolio contained in the Prospectus are changed to the Portfolio's new name.

FMR will serve as subadviser to the Portfolio pursuant to an interim subadvisory agreement (the "Interim Agreement") between FMR, the Fund and MetLife Advisers, LLC, the Portfolio's investment adviser, adopted pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended. The Interim Agreement will automatically terminate on May 14, 2004. It is expected that the Fund's Board of Directors will approve at its meeting on February 5, 2004 a new subadvisory agreement with FMR, which will replace the Interim Agreement.

The Fund has been informed that the Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to the "Putnam International Stock Portfolio" in their forms and communications with variable annuity and variable life contract owners and Qualified Plans (as defined in the Prospectus) and prospective contract owners and Qualified Plans until the Insurance Companies are able to revise such documents.

In the section of the Prospectus titled "Section II--Information about each Portfolio" under the heading "Temporary Defensive Positions," the fourth sentence is replaced by the following sentence: "The FI Structured Equity Portfolio, the FI International Stock Portfolio and the FI Mid Cap Opportunities Portfolio may invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes."

 THE FOLLOWING REPLACES INFORMATION ABOUT PUTNAM INTERNATIONAL STOCK PORTFOLIO
                        IN SECTION II OF THE PROSPECTUS

                       FI International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in stocks of companies outside the United States. Effective February 10, 2004, FMR normally invests the Portfolio's assets primarily in non-U.S. securities. As of the same date, the Portfolio normally invests at least 80% of the Portfolio's assets in stocks. You will receive 60 days' prior notice if this 80% minimum is going to change. FMR normally invests the Portfolio's assets primarily in common stocks.

  Stock Selection

FMR normally diversifies the Portfolio's investments across different countries and regions. In allocating the Portfolio's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Portfolio may not achieve its objective.

  Country or Geographic Region

FMR considers non-U.S. securities to include investments that are tied to a particular country or region outside the U.S. FMR considers a number of factors to determine whether an investment is tied to a particular country or region including: the source of government guarantees (if any); the primary trading market; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors

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                                               FI International Stock Portfolio


to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Poor performance of individual stocks held by the Portfolio.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower. On December 16, 2003, FMR succeeded Putnam Investment Management, LLC ("Putnam") as subadviser to the Portfolio. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. ("Santander") as subadviser to the Portfolio. The performance information set forth below relates to the last ten full calendar years and, therefore, only reflects the management of Putnam and Santander.

                                    [CHART]

1993   1994  1995  1996   1997   1998   1999    2000    2001    2002
-----  ----  ----  -----  -----  -----  -----  ------  ------  ------
47.8%  5.1%  0.8%  -1.8%  -2.3%  22.6%  16.4%  -10.1%  -20.6%  -17.5%


During the period shown above, the highest quarterly return was 19.39% for the first quarter of 1993, and the lowest quarterly return was -20.89% for the third quarter of 2002. Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                 Past One Year Past Five Years Past Ten Years
                                 ------------- --------------- --------------
Class A.........................    -17.52%        -3.42%          2.35%
Class B*........................    -17.77%        -3.67%          2.10%
Class E**.......................    -17.62%        -3.57%          2.20%
MSCI EAFE Index.................    -15.94%        -2.89%          4.00%

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** Performance information shown for any period beyond one year is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

FI International Stock Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan; if it did, fees and expenses would be higher than shown.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees (1)....................................  0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................  0.22%   0.22%   0.22%
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses (2)..........  1.12%   1.37%   1.27%
Fee Waiver (1)(2)...................................... (0.04%) (0.04%) (0.04%)
                                                        ------  ------  ------
Net Operating Expenses (1)(2)..........................  1.08%   1.33%   1.23%

--------
(1) MetLife Advisers, LLC has contractually agreed, for the period December 16, 2003 through April 30, 2005, to waive its management fee to 0.86% for each Class of the Portfolio for the first $500 million of the Portfolio's average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. It is expected that the Board of Directors of the Fund will approve an amendment to the advisory agreement between the Fund and MetLife Advisers, LLC prior to April 30, 2005 to reduce the management fee to 0.86% for each Class of the Portfolio for the first $500 million of the Portfolio's average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. If this occurs, the contractual fee waiver will be replaced by such amended advisory agreement.
(2) Total Annual Portfolio Operating Expenses are based on amounts incurred during the Portfolio's most recent fiscal year. Net Operating Expenses reflect the current management fees of the Portfolio including the fee waiver of MetLife Advisers, LLC.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................   $110      $352        $613     $1,360
Class B............................   $135      $430        $746     $1,643
Class E............................   $125      $399        $693     $1,530

                                               FI International Stock Portfolio

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Putnam may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Putnam cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

FI International Stock Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. ("FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of October 31, 2003, FMR and its affiliates managed approximately $732 billion in assets. FMR's address is 82 Devonshire Street, Boston MA 02109.

Penny Dobkin is the Portfolio Manager of the Portfolio. Ms. Dobkin has worked as a research analyst and manager at FMR since 1980.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, 0.85% for the next $500 million, and 0.80% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of 0.90% of the Portfolio's average daily net assets.

                         METROPOLITAN SERIES FUND, INC.

                       SUPPLEMENT DATED DECEMBER 12, 2003
                     TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2003

                        FI INTERNATIONAL STOCK PORTFOLIO
                (FORMERLY, PUTNAM INTERNATIONAL STOCK PORTFOLIO)

Effective December 16, 2003, Fidelity Management & Research Company ("FMR") will replace Putnam Management, LLC as subadviser to the Putnam International Stock Portfolio (the "Portfolio"). As of the same date, the name of the Portfolio will change to FI International Stock Portfolio. All references to the former name of the Portfolio contained in the May 1, 2003 Metropolitan Series Fund, Inc. Statement of Additional Information ("SAI") are changed to the Portfolio's new name.

This supplement contains revisions to information contained in the SAI and should only be read along with the May 1, 2003 Metropolitan Series Fund, Inc. Prospectus (as supplemented) and SAI.

I. INVESTMENT OBJECTIVES AND POLICIES

             THE FOLLOWING REPLACES INFORMATION ABOUT THE INVESTMENT
         OBJECTIVES AND POLICIES OF PUTNAM INTERNATIONAL STOCK PORTFOLIO
                              ON PAGE 8 OF THE SAI:

FI International Stock Portfolio

The Portfolio's investment objective is long-term growth of capital.

As a non-fundamental policy, the Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

II. INVESTMENT PRACTICES

      THE SECTION ENTITLED "INVESTMENT PRACTICES" ON PAGES 27-50 OF THE SAI
                             IS REVISED AS FOLLOWS:

The table indicating which portfolios may engage in certain investment practices is modified to specifically exclude the Portfolio from engaging in the following investment practices: (i) Mortgage-Related Securities; (ii) Stripped Mortgage Securities; (iii) Asset-backed Securities; (iv) Brady Bonds; (v) Yankee Bonds;
(vi) Reverse Repurchase Agreements; (vii) Dollar Rolls; (viii) Loan Participations and Assignments; (ix) Swaps, Caps, Floors, Collars, Etc.; (x) Inverse Floaters; (xi) Structured Notes; (xii) Capital Securities; and (xiii) Payment-in-Kind securities ("PIKs").

III. ADVISORY FEES

             THE SECTION ENTITLED "ADVISORY FEES" ON PAGES 67-70 OF
                         THE SAI IS REVISED AS FOLLOWS:

A footnote (j) is added to the advisory fee information relating to the Portfolio on page 68 of the SAI, and the text of such footnote is inserted on page 70 of the SAI as follows:

(j) MetLife Advisers has contractually agreed to waive the advisory fee payable to it by FI International Stock by 0.040% of the first $500 million of the Portfolio's average daily net assets, by 0.050% for the next $500 million, and 0.050% for amounts over $1 billion. Such contractual fee waiver shall extend through April 30, 2005, unless prior to April 30, 2005, the advisory agreement for the Portfolio is amended to reduce the advisory fee by 0.040% of the first $500 million of the Portfolio's average daily net assets, 0.050% for the next $500 million, and 0.050% for amounts over $1 billion. It is expected that the Board of Directors of the Fund will approve such an amendment to the advisory agreement prior to April 30, 2005.

IV. SUBADVISORY FEES

            THE SECTION ENTITLED "SUBADVISORY FEES" ON PAGES 70-76 OF
                         THE SAI IS REVISED AS FOLLOWS:

The information in the table relating to the subadvisory fee for the Portfolio on page 71 is replaced with the following:

FI International Stock (d)(e)           .55%            First $250 million
                                        .45%            Next $250 million
                                        .40%            Over $500 million

Footnote (e) on page 73 in revised as follows:

(e) Prior to December 16, 2003, the subadviser to FI International Stock was Putnam Investment Management, LLC and the subavisory fee rate payable for the Portfolio was at the annual rate of 0.65% of the first $150 million of the Portfolio's average daily net assets; 0.55% of the next $150 million; and 0.45% of such assets in excess of $300 million. Prior to January 24, 2000, the subadviser to the Portfolio was Santander International Advisors, Inc. and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.55% of the first $500 million; 0.50% for the next $500 million; and 0.45% of such assets in excess of $1 billion.

                     CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

The following replaces the second paragraph in the Investment Objectives and Policies section relating to the Capital Guardian U.S. Equity Portfolio on page 4 of the SAI: "The Portfolio may not make loans; provided, however, that this policy shall not apply to the lending of portfolio securities."

                                      -3-